LEASE	12 Months Ended
Dec. 31, 2021
LEASE
LEASE

NOTE 12. - LEASE

Beginning on August 1, 2016, the Company leases its headquarters facility under an operating lease agreement that expires on June 30, 2022. The Company has the right to terminate the lease upon six months prior notice after three years of occupancy. Rent expense is $80,000 annually during the first year of the lease term and increases by 1.5% annually thereafter.

Upon adoption of the ASU on January 1, 2019, the Company recognized a right-of-use asset of $265,825 and a lease liability of $265,825 related to the existing office lease that is classified as an operating lease.

Supplemental balance sheet information related to the operating lease was as follows:

December 31, 2021
Right of use asset - lease, net	$41,490
Operating lease liability - short-term	$42,437
Operating lease liability - long-term	0
Total operating lease liability	$42,437

Discount rate - operating lease	6.0%